UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005

ACUITY CIMATRIX, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-8623	11-2400145
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No. )

486 AMHERST STREET

NASHUA, NEW HAMPSHIRE 03063

(Address of principal executive offices)

Registrant’s telephone number: (603) 598-8400

Robotic Vision Systems, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Acuity CiMatrix, Inc., d/b/a Robotic Vision Systems, Inc. (the “Company” ), is filing with this Current Report a copy of its Monthly Operating Reports for the monthly period ended May 31, 2005 it filed on June 30, 2005 with the United States Trustee in connection with its pending cases (No. 04-14151-JMD and 04-14152-JMD) under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of New Hampshire. As previously reported, the Company intends to file under cover of Form 8-K its Monthly Operating Reports to the bankruptcy court in lieu of Forms 10-K and 10-Q until such time, if any, as the Company has a plan of reorganization confirmed by the bankruptcy court.

As previously reported in the Company’s Current Report on Form 8-K filed on March 30, 2005, the Company completed the sale of the assets of its Semiconductor Equipment Group division (the “SEG Assets”) on March 23, 2005.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Monthly Operating Reports, which contain unaudited information and are in a format prescribed by applicable bankruptcy law. The Monthly Operating Reports are not prepared in accordance with generally accepted accounting principles and do not accurately reflect the financial condition of the Company on a GAAP basis. The Monthly Operating Reports are presented on a basis which (i) consolidates the results and financial condition of the Company and certain of its subsidiaries other than Auto Image ID, Inc. (which are not subject to the Chapter 11 proceedings), and (ii) presents the unconsolidated results and financial condition of Auto Image ID, Inc. Due to various dispositions of assets by the Company, the curtailment of various operations and other factors caused by the bankruptcy process, the comparability of recent operating results and balance sheet information with historical results and information, has been materially affected. The Monthly Operating Reports may be subject to revision.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements – None

(b)	Pro Forma Financial Information – None

(c)	Exhibits

Exhibit No.	Description
99.1	Monthly Operating Reports for the monthly period ended May 31, 2005 filed with the United States Trustee In re Robotic Vision Systems, Inc., Cases No. 04-14151-JMD and 04-14152-JMD

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2005

ROBOTIC VISION SYSTEMS, INC.

By:	/s/ Frederick H. Van Alstyne
Name:	Frederick H. Van Alstyne
Title:	Chief Financial Officer

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EXHIBIT INDEX

No.	Item
99.1	Monthly Operating Reports for the monthly period ended May 31, 2005 filed with the United States Trustee In re Robotic Vision Systems, Inc., Cases No. 04-14151-JMD and 04-14152-JMD